INCOME TAX	12 Months Ended
Jul. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAX

5. INCOME TAX:

On July 4, 2025, the One Big Beautiful Bill Act (the “OBBBA”) was signed into law in the United States. The OBBBA includes changes to U.S. tax law that will be applicable to the Company’s tax year ending July 31, 2025. These changes, among others, include provisions allowing accelerated tax deductions for qualified property.

Staff Accounting Bulletin 118 (“SAB 118”) expresses views of the SEC regarding ASC Topic 740, Income Taxes (“ASC 740”), in the reporting period that includes the enactment date of changes in tax laws. The SEC staff issuing SAB 118 (the “Staff) recognized that a registrant’s review of certain income tax effects of a tax act may be incomplete at the time financial statements are issued for the reporting period that includes the enactment date. The Company has recorded all known and estimable impacts of the OBBBA that are effective for the fiscal year ended July 31, 2025. Any future adjustments to the provisional numbers will be recorded as discrete adjustments to income tax expense in the period in which those adjustments become estimable and/or are finalized.

In accordance with SAB 118, the provision estimates recorded represent reasonable estimates of the effects of the Tax Act for which the analysis is not yet complete. As the Company completes its analysis of the effects of the tax act, including performing and refining calculations and obtaining additional guidance from such standard setting and regulatory bodies as the US Internal Revenue Services, US Treasury Department and FASB, among others, it may record adjustments to the provisional estimates. The Company expects to finalize its provisional estimates at the earlier of the time it files its US federal income tax return for the fiscal year ended July 31, 2025 or the end of the measurement period provided for under SAB 118, which is December 31, 2025.

Income taxes provided for the years ended July 31, 2025 and 2024 consist of the following:

	2025	2024
Current:
Federal	$—	$—
Deferred taxes (benefit):
Federal	(27,000)	(90,000)
State	(32,000)	(47,000)
Income tax provision (benefit)	$(59,000)	$(137,000)

Taxes provided for the years ended July 31, 2025 and 2024 differ from amounts which would result from applying the federal statutory tax rate to pre-tax income, as follows:

	2025	2024
Loss before income taxes	$(195,240)	$(543,568)
Other-net	1,250	(15,521)
Adjusted pre-tax loss	$(193,990)	$(559,089)
Statutory rate	21.00%	21.00%
Income tax provision (benefit) at statutory rate	$(40,738)	$(117,409)
State deferred income taxes (benefit)	(32,000)	(47,000)
Other-net	13,738	27,409
Income tax provision (benefit)	$(59,000)	$(137,000)

The Company has a federal net operating loss carryforward approximating $11,187,000 and $10,173,000 as of July 31, 2025 and July 31, 2024, respectively, available to offset future taxable income. As of July 31, 2025 and 2024, the Company had unused net operating loss carryforwards of approximately $16,317,000 and $14,290,000 for state, respectively. As of July 31, 2025 and 2024, the Company had unused net operating loss carryforwards of approximately $10,218,000 for city, available to offset future taxable income. The net operating loss carryforwards will begin to expire, if not used, in 2035.

New York State and New York City taxes are calculated using the higher of taxes based on income or the respective capital based franchise taxes. Beginning with the Company’s tax year ended July 31, 2027, changes in the law require the state capital based tax will be phased out. New York City taxes will be based on capital for the foreseeable future. Capital-based franchise taxes are recorded to administrative and general expense. State tax amounts in excess of the capital-based franchise taxes are recorded to income tax expenses. Due to both the application of the capital-based tax and due to the possible absence of city taxable income, the Company does not record city deferred taxes.

Generally, tax returns filed are subject to audit for three years by the appropriate taxing jurisdictions. The statute of limitations in each of the state jurisdictions in which the Company operates remain open until the years are settled for federal income tax purposes, at which time amended state income tax returns reflecting all federal income tax adjustments are filed. In July 2024, the Internal Revenue Service (IRS) initiated a one-year examination of the tax year ending July 31, 2022. Subsequent year(s) may also be subject to examination depending upon the outcome of the current examination. This audit of the tax year ending July 31, 2022 is now closed by the IRS with no findings and no impact on the consolidated financial statements.

Significant components of the Company’s deferred tax assets and liabilities as of July 31, 2025 and 2024 are a result of temporary differences related to the items described as follows:

	2025		2024
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Rental income received in advance	$307,589	$—	$180,818	$—
Operating lease liabilities	6,652,796	—	7,005,732	—
Federal net operating loss carryforward	2,349,275	—	2,136,250	—
State net operating loss carryforward	1,090,007	—	954,564	—
Unbilled receivables	—	992,766	—	839,286
Property and equipment	—	6,057,908	—	5,569,384
Unrealized loss on marketable securities	—	—	—	—
Operating lease right-of-use assets	—	7,408,326	—	7,990,330
Other	25,333	—	28,636	—
	$10,425,000	$14,459,000	$10,306,000	$14,399,000
Net deferred tax liability		$4,034,000		$4,093,000

Management periodically assesses the realization of its net deferred tax assets by evaluating all available evidence, both positive and negative, associated with the Company and determining whether, based on the weight of that associated evidence, a valuation allowance for the deferred tax assets is needed. Based on this analysis, management has determined that it is more likely than not that future taxable income will be sufficient to fully utilize the federal and state deferred tax assets at July 31, 2025.

Components of the deferred tax provision (benefit) for the years ended July 31, 2025 and 2024 consist of the following:

	2025	2024
Book depreciation exceeding tax depreciation	$487,700	$504,386
Reserve for bad debts	5,673	61,355
Lease expense per book in excess of cash paid	(229,069)	(233,818)
Federal net operating loss carryforward	(213,025)	(206,360)
State net operating loss carryforward	(135,443)	(124,894)
Rental income received in advance	(126,771)	(29,954)
Unbilled receivables	153,480	109,911
Other	(1,545)	(217,626)
	$(59,000)	$(137,000)